Stone Ridge International Master Variance Risk Premium Fund

Supplement
To the
Prospectus
dated
January 21, 2014

On February 19, 2014, the Board of Trustees of Stone Ridge Trust approved an Expense Limitation Agreement for the Stone Ridge International Master Variance Risk Premium Fund (the “Fund”).  Accordingly, the Fees and Expenses table and Expense Example disclosure for the Fund are replaced in their entirety with the following:

Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class M
Redemption Fee (as a % of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.10%	0.10%
Acquired Fund Fees and Expenses(2)	1.52%	1.52%
Total Annual Fund Operating Expenses	1.62%	1.77%
Expense Reimbursement(3)	0.00%	0.00%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.62%	1.77%

(1)	“Other Expenses” are based on estimated amounts for the Fund’s initial fiscal year.
(2)	Reflects the Fund’s allocable share of the advisory fees and other expenses of the Underlying Funds (as defined below) and exchange-traded funds in which the Fund invests.
(3)
Through March 1, 2015, the Adviser has agreed to pay or otherwise bear operating and other expenses of the Fund or a Class thereof (excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees, taxes, litigation and indemnification expenses, judgments, and extraordinary expenses not incurred in the ordinary course of the Fund's business solely to the extent necessary to limit the Total Annual Fund Operating Expenses to 0.25% for Class I shares and 0.40% for Class M shares.  The Adviser shall be permitted to recover expenses attributable to the Fund or a Class thereof that the Adviser has borne in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual reduction/reimbursement. Under the expense limitation agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of the fiscal year in which the Adviser reduced a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause a Class to exceed the limitation rate at the time of the recovery.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I Shares	$165	$511
Class M Shares	$180	$557

Thank you for your investment. If you have any questions, please call the Fund toll-free at (855) 609-3680.

This supplement should be retained with your Prospectus for future reference.

February 19, 2014